UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22734

Western Asset Middle Market Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2017

WESTERN ASSET

MIDDLE MARKET

DEBT FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings) in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

II	Western Asset Middle Market Debt Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Debt Fund Inc. for the six-month reporting period ended October 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

Western Asset Middle Market Debt Fund Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. improved during the six months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2017 U.S. gross domestic product (“GDP”)i growth, as revised, was 1.2%. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. In October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, versus 24.0% when the period began.

IV	Western Asset Middle Market Debt Fund Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended October 31, 2017. The yield for the two-year Treasury note began the reporting period at 1.28% and ended the period at 1.60%. The low for the period of 1.26% occurred on May 17, 2017 and the peak of 1.63% took place on October 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.29% and ended the period at 2.38%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.46% took place on October 26, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given shifting expectations for global growth, questions regarding future central bank monetary policy and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 1.58% during the six-month reporting period ended October 31, 2017.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 3.44% for the six months ended October 31, 2017. The high-yield market rallied from May through July 2017. This was driven by overall robust demand from investors looking to generate incremental yield in the low interest rate environment. The high yield market was then relatively flat in August 2017, and again moved higher in September and October 2017.

Western Asset Middle Market Debt Fund Inc.	V

Investment commentary (cont’d)

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 3.15% during the six months ended October 31, 2017. The asset class posted positive results during the first two months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. The asset class then modestly declined in June 2017, but moved higher from July through October 2017.

Performance review

For the six months ended October 31, 2017, Western Asset Middle Market Debt Fund Inc. returned 0.85% based on its net asset value (“NAV”)vii. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexviii returned 4.08% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Average ix returned 3.67% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $40.50 per share. As of October 31, 2017, the Fund estimates that 96.31% of the distributions were sourced from investment income and 3.69% constitutes a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$750.39 (NAV)	0.85	%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWAMX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Debt Fund Inc. As

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset Middle Market Debt Fund Inc.

always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

RISKS: The Fund is a non-diversified closed-end management investment company. An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser, and approved by the Legg Mason North Atlantic Fund Valuation Committee. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Middle Market Debt Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

viii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this Index.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

VIII	Western Asset Middle Market Debt Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and April 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2017

Total Spread Duration
XWAMX	— 2.28 years
Benchmark	— 2.96 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWAMX	— Western Asset Middle Market Debt Fund Inc.

2	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2017

Total Effective Duration
XWAMX	— 2.06 years
Benchmark	— 2.96 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWAMX	— Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2017

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.0%
Consumer Discretionary — 16.6%
Hotels, Restaurants & Leisure — 10.9%
24 Hour Fitness Worldwide Inc., Senior Notes	8.000%	6/1/22	1,250,000	$1,162,500	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,000,000	1,038,750	(b)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	950,000	978,500	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	1,881,488	1,712,154	(a)(b)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	2,000,000	2,205,000	(a)(b)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	120,000	126,798	(a)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	1,100,000	1,127,500	(a)(c)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	883,000	951,433	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	2,000,000	1,955,000	(a)
Total Hotels, Restaurants & Leisure				11,257,635
Household Durables — 1.1%
APX Group Inc., Senior Notes	8.750%	12/1/20	1,000,000	1,027,500	(b)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	100,000	104,000
Total Household Durables				1,131,500
Leisure Products — 0.9%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,070,000	888,100	(a)(b)
Multiline Retail — 0.8%
Neiman Marcus Group Ltd. LLC, Senior Notes (8.750% Cash or 9.500% PIK)	8.750%	10/15/21	1,571,250	848,475	(a)(d)
Specialty Retail — 2.9%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,000,000	935,000	(a)(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	2,500,000	2,084,375	(a)(b)
Total Specialty Retail				3,019,375
Total Consumer Discretionary				17,145,085
Consumer Staples — 5.1%
Beverages — 2.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,820,000	1,847,300	(a)(b)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	300,000	316,747	(a)(b)
Total Beverages				2,164,047
Food & Staples Retailing — 1.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,500,000	1,353,750	(a)

See Notes to Financial Statements.

4	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 1.7%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,980,000	$1,752,300	(b)
Total Consumer Staples				5,270,097
Energy — 13.7%
Energy Equipment & Services — 2.3%
Pride International Inc., Senior Notes	7.875%	8/15/40	1,750,000	1,470,000	(b)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	1,000,000	977,500	(a)
Total Energy Equipment & Services				2,447,500
Oil, Gas & Consumable Fuels — 11.4%
Armstrong Energy Inc., Senior Secured Notes	11.750%	12/15/19	2,000,000	542,500	(b)
Berry Petroleum Co. Escrow	—	—	5,000,000	0	*(e)(f)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,190,000	1,246,525	(a)(b)
Magnum Hunter Resources Corp. Escrow	—	—	2,920,000	0	*(e)(f)(g)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,790,000	1,830,275	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	140,000	144,200
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,060,000	1,083,850	(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	890,000	898,900	(b)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	910,000	953,362	(b)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	690,000	743,620
RSP Permian Inc., Senior Notes	6.625%	10/1/22	990,000	1,043,212	(b)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,500,000	1,260,000	(b)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,000,000	135	*(b)(h)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,000,000	2,040,000	(a)
Total Oil, Gas & Consumable Fuels				11,786,579
Total Energy				14,234,079
Financials — 9.4%
Capital Markets — 2.0%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	2,000,000	2,072,500	(a)(b)
Consumer Finance — 3.8%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,770,000	1,849,650	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,275,000	2,110,062	(a)(b)
Total Consumer Finance				3,959,712
Diversified Financial Services — 3.6%
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	1,141,754	1,147,463	(a)(d)
NewStar Financial Inc., Senior Notes	7.250%	5/1/20	1,500,000	1,563,750	(b)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Werner FinCo LP/Werner FinCo Inc., Senior Notes	8.750%	7/15/25	1,000,000	$1,035,000	(a)
Total Diversified Financial Services				3,746,213
Total Financials				9,778,425
Health Care — 13.2%
Biotechnology — 1.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,220,000	1,247,450	(a)(b)
Health Care Equipment & Supplies — 3.3%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,000,000	1,920,000	(a)(b)
Immucor Inc., Senior Notes	11.125%	2/15/22	1,390,000	1,466,450	(a)
Total Health Care Equipment & Supplies				3,386,450
Health Care Providers & Services — 7.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,000,000	970,000	(a)(b)
BioScrip Inc., Second Lien Delayed Draw Notes	10.500%	8/15/20	136,364	134,427	(f)(g)(i)
BioScrip Inc., Second Lien Notes	10.500%	6/30/22	1,363,637	1,344,273	(f)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	3,000,000	2,782,500	(b)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	500,000	539,375	(a)(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,340,000	2,380,950	(b)
Total Health Care Providers & Services				8,151,525
Pharmaceuticals — 0.9%
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	380,000	384,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	540,000	519,075	(a)
Total Pharmaceuticals				903,825
Total Health Care				13,689,250
Industrials — 15.5%
Aerospace & Defense — 1.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,000,000	1,017,500	(a)(b)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	620,000	656,239	(a)
Total Aerospace & Defense				1,673,739
Commercial Services & Supplies — 0.9%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,050,000	916,125	(b)
Construction & Engineering — 5.8%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	1,690,000	1,740,700	(a)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	2,000,000	2,080,000	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes (8.875% Cash or 9.625% PIK)	8.875%	4/15/19	1,742,489	1,751,202	(a)(b)(d)

See Notes to Financial Statements.

6	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Construction & Engineering — continued
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	500,000	$503,125	(a)
Total Construction & Engineering				6,075,027
Machinery — 1.6%
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,520,000	1,653,000	(a)
Marine — 1.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,740,000	1,539,900	(a)(b)
Road & Rail — 1.1%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,110,000	1,115,550	(a)(b)
Trading Companies & Distributors — 1.9%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	1,040,000	956,800	(a)
Emeco Pty Ltd., Senior Secured Notes	9.250%	3/31/22	1,003,963	1,054,161
Total Trading Companies & Distributors				2,010,961
Transportation — 1.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,231,809	548,155	(a)(d)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	670,000	566,150	(a)
Total Transportation				1,114,305
Total Industrials				16,098,607
Information Technology — 1.0%
Technology Hardware, Storage & Peripherals — 1.0%
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	1,000,000	977,918
Materials — 6.5%
Chemicals — 2.3%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	1,250,000	1,300,781	(a)(b)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	1,400,000	1,127,000	(a)(b)
Total Chemicals				2,427,781
Construction Materials — 2.1%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	400,000	375,500	(a)(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	1,110,000	1,022,588	(a)(b)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	730,000	788,400	(b)
Total Construction Materials				2,186,488
Metals & Mining — 1.1%
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	25,825	0	(a)(d)(e)(f)(g)

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,950,000	$1,082,250	(a)(b)
Total Metals & Mining				1,082,250
Paper & Forest Products — 1.0%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,000,000	1,060,000
Total Materials				6,756,519
Real Estate — 3.2%
Equity Real Estate Investment Trusts (REITs) — 1.4%
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	1,500,000	1,451,250	(b)
Real Estate Management & Development — 1.8%
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	1,803,000	1,872,866	(b)
Total Real Estate				3,324,116
Telecommunication Services — 3.8%
Diversified Telecommunication Services — 1.6%
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,000,000	900,000
Windstream Services LLC, Senior Notes	7.500%	6/1/22	1,000,000	750,000
Total Diversified Telecommunication Services				1,650,000
Wireless Telecommunication Services — 2.2%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	290,000	332,775	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	405,000	509,287
Sprint Corp., Senior Notes	7.875%	9/15/23	1,260,000	1,411,200	(b)
Total Wireless Telecommunication Services				2,253,262
Total Telecommunication Services				3,903,262
Total Corporate Bonds & Notes (Cost — $90,495,622)				91,177,358
Asset-Backed Securities — 0.1%
ERP Iron Ore LLC (Cost — $72,629)	8.000%	12/31/19	72,629	72,266	(a)(f)(g)
Senior Loans — 15.2%
Consumer Discretionary — 3.1%
Hotels, Restaurants & Leisure — 2.1%
Affinity Gaming LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.492%	9/14/24	2,110,000	2,139,892	(j)(k)(l)
Specialty Retail — 0.2%
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.530%	6/29/22	350,000	192,500	(f)(j)(k)(l)
Textiles, Apparel & Luxury Goods — 0.8%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	1,720,924	860,462	(f)(j)(k)(l)
Total Consumer Discretionary				3,192,854

See Notes to Financial Statements.

8	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 2.5%
Food Products — 2.5%
CSM Bakery Solutions LLC, Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.080%	7/3/21	1,710,000	$1,613,813	(j)(k)(l)
Shearer’s Foods Inc., Second Lien Term Loan (3 mo. LIBOR + 6.750%)	8.083%	6/30/22	1,000,000	952,500	(f)(j)(k)(l)
Total Consumer Staples				2,566,313
Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Westmoreland Coal Co., Term Loan B (3 mo. LIBOR + 6.500%)	7.833%	12/16/20	1,962,387	1,239,808	(j)(k)(l)
Health Care — 1.1%
Health Care Equipment & Supplies — 1.1%
Lantheus Medical Imaging Inc., 2017 Term Loan (1 mo. LIBOR + 4.500%)	5.742%	6/30/22	1,124,350	1,132,432	(j)(k)(l)
Industrials — 3.5%
Aerospace & Defense — 1.4%
WP CPP Holdings LLC, New Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.130%	4/30/21	1,492,500	1,462,650	(f)(j)(k)(l)
Marine — 2.1%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	9.992%	11/12/20	2,775,000	2,148,313	(j)(k)(l)
Total Industrials				3,610,963
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 1.0%
Allflex Holdings III Inc., New Second Lien Term Loan (3 mo. LIBOR + 7.000%)	8.363%	7/19/21	981,132	987,264	(j)(k)(l)
Internet Software & Services — 1.5%
Ancestry.com Operations Inc., Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.490%	10/19/24	1,548,000	1,586,700	(j)(k)(l)
Total Information Technology				2,573,964
Materials — 0.4%
Metals & Mining — 0.4%
Magnetation LLC, DIP Term Loan (12.000% Cash or 12.000% PIK)	12.000%	12/31/20	530,182	14,580	(d)(f)(g)(j)(k)
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.583%	4/16/20	493,170	442,620	(j)(k)(l)
Total Materials				457,200

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset Middle Market Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 0.9%
Electric Utilities — 0.9%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	7.250%	3/4/22	1,369,409	$967,716	*(d)(j)(k)(l)(m)
Total Senior Loans (Cost — $18,419,131)				15,741,250

			Shares
Common Stocks — 2.8%
Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
Berry Petroleum Co.			195,859	1,419,978	*(f)
Blue Ridge Mountain Resources Inc.			151,555	1,515,550	*(g)
Total Common Stocks (Cost — $6,371,618)				2,935,528
Convertible Preferred Stocks — 2.9%
Energy — 2.9%
Oil, Gas & Consumable Fuels — 2.9%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		213,637	2,483,530	(d)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		3,200	37,200	(d)(i)
Sanchez Energy Corp.	6.500%		23,500	433,105
Total Convertible Preferred Stocks (Cost — $2,891,564)				2,953,835
Preferred Stocks — 1.9%
Industrials — 1.9%
Trading Companies & Distributors — 1.9%
General Finance Corp. (Cost — $1,996,875)	8.125%		79,875	1,961,730

		Expiration Date	Warrants
Warrants — 0.0%
BioScrip Inc. (Cost — $48,895)		6/30/27	1	29,087	*(f)(g)(i)
Total Investments before Short-Term Investments (Cost — $120,296,334)				114,871,054

			Shares
Short-Term Investments — 5.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $5,426,738)	0.961%		5,426,738	5,426,738
Total Investments — 116.1% (Cost — $125,723,072)				120,297,792
Liabilities in Excess of Other Assets — (16.1)%				(16,687,265)
Total Net Assets — 100.0%				$103,610,527

See Notes to Financial Statements.

10	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Western Asset Middle Market Debt Fund Inc.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Value is less than $1.

(f)	Security is valued using significant unobservable inputs (See Note 1).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	The maturity principal is currently in default as of October 31, 2017.

(i)	Restricted security (See Note 8).

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(m)	The coupon payment on these securities is currently in default as of October 31, 2017.

Abbreviation used in this schedule:
DIP	— Debtor-in-Possession

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

October 31, 2017

Assets:
Investments, at value (Cost — $125,723,072)	$120,297,792
Foreign currency, at value (Cost — $2,230)	2,324
Cash	39,788
Interest receivable	2,501,762
Prepaid expenses	2,118
Total Assets	122,843,784

Liabilities:
Loan payable (Note 6)	17,800,000
Payable for securities purchased	1,236,364
Investment management fee payable	121,758
Interest payable	11,232
Directors’ fees payable	894
Accrued expenses	63,009
Total Liabilities	19,233,257
Total Net Assets	$103,610,527

Net Assets:
Par value ($0.001 par value; 138,076 shares issued and outstanding; 100,000,000 shares authorized)	$138
Paid-in capital in excess of par value	144,287,486
Overdistributed net investment income	(177,039)
Accumulated net realized loss on investments	(35,074,872)
Net unrealized depreciation on investments and foreign currencies	(5,425,186)
Total Net Assets	$103,610,527

Shares Outstanding	138,076

Net Asset Value	$750.39

See Notes to Financial Statements.

12	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2017

Investment Income:
Interest	$6,494,841
Dividends	143,744
Total Investment Income	6,638,585

Expenses:
Investment management fee (Note 2)	873,688
Interest expense (Note 6)	283,315
Audit and tax fees	40,553
Legal fees	17,056
Directors’ fees	16,998
Fund accounting fees	16,395
Transfer agent fees	15,389
Shareholder reports	12,373
Insurance	1,292
Custody fees	975
Miscellaneous expenses	5,691
Total Expenses	1,283,725
Less: Fee waivers and/or expense reimbursements (Note 2)	(69,772)
Net Expenses	1,213,953
Net Investment Income	5,424,632

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From Investments	(1,404,629)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,155,637)
Foreign currencies	147
Change in Net Unrealized Appreciation (Depreciation)	(3,155,490)
Net Loss on Investments and Foreign Currency Transactions	(4,560,119)
Increase in Net Assets From Operations	$864,513

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended October 31, 2017 (unaudited) and the Year Ended April 30, 2017	October 31	April 30

Operations:
Net investment income	$5,424,632	$12,684,148
Net realized loss	(1,404,629)	(7,877,710)
Change in net unrealized appreciation (depreciation)	(3,155,490)	18,715,495
Increase in Net Assets From Operations	864,513	23,521,933

Distributions to Shareholders From (Note 1):
Net investment income	(5,794,984)	(13,189,374)
Decrease in Net Assets From Distributions to Shareholders	(5,794,984)	(13,189,374)

Fund Share Transactions:
Cost of shares repurchased through tender offer (9,223 and 10,321 shares repurchased, respectively)	(7,016,028)	(7,526,899)
Decrease in Net Assets From Fund Share Transactions	(7,016,028)	(7,526,899)
Increase (Decrease) in Net Assets	(11,946,499)	2,805,660

Net Assets:
Beginning of period	115,557,026	112,751,366
End of period*	$103,610,527	$115,557,026
*Includes overdistributed and undistributed net investment income, respectively, of:	$(177,039)	$193,313

See Notes to Financial Statements.

14	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$864,513
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(9,057,961)
Sales of portfolio securities	47,712,027
Net purchases, sales and maturities of short-term investments	(3,096,297)
Payment-in-kind	(250,347)
Net amortization of premium (accretion of discount)	(834,415)
Decrease in receivable for securities sold	386,256
Decrease in interest receivable	721,823
Increase in prepaid expenses	(1,251)
Decrease in payable for securities purchased	(2,577,386)
Decrease in investment management fee payable	(28,307)
Decrease in Directors’ fees payable	(1,089)
Decrease in interest payable	(9,879)
Decrease in accrued expenses	(54,725)
Net realized loss on investments	1,404,629
Change in net unrealized appreciation (depreciation) of investments	3,155,637
Net Cash Provided by Operating Activities*	38,333,228

Cash Flows From Financing Activities:
Distributions paid on common stock	(5,794,984)
Proceeds from loan facility borrowings	6,000,000
Repayment of loan facility borrowings	(31,500,000)
Payment for shares repurchased through tender offer	(7,016,028)
Net Cash Used in Financing Activities	(38,311,012)
Net Increase in Cash	22,216
Cash at Beginning of Period	19,896
Cash at End of Period	$42,112

*	Included in operating expenses is cash of $293,194 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2017[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1,3]

Net asset value, beginning of period	$784.51	$715.34	$907.58	$1,030.31	$1,020.23	$998.00	[4]

Income (loss) from operations:
Net investment income	38.35	84.95	84.16	87.20	80.04	9.84
Net realized and unrealized gain (loss)	(31.97)	72.22	(188.40)	(116.15)	10.94	17.39
Total income (loss) from operations	6.38	157.17	(104.24)	(28.95)	90.98	27.23

Less distributions from:
Net investment income	(40.50) [5]	(88.00)	(88.00)	(85.50)	(77.90)	(5.00)
Net realized gains	—	—	—	(8.28)	(3.00)	—
Total distributions	(40.50)	(88.00)	(88.00)	(93.78)	(80.90)	(5.00)

Net asset value, end of period	$750.39	$784.51	$715.34	$907.58	$1,030.31	$1,020.23
Total return, based on NAV[6]	0.85%	22.87%	(11.63)%	(2.80)%	9.35%	2.73%

Net assets, end of period (000s)	$103,611	$115,557	$112,751	$154,350	$183,038	$181,246

Ratios to average net assets:
Gross expenses	2.34%[7]	2.35%	1.92%	1.58%	1.39%	1.59%[7]
Net expenses	2.21 [7,8]	2.30 [8]	1.92	1.58	1.39	1.48	[7,9]
Net investment income	9.88 [7]	11.01	10.69	8.97	7.88	2.73	[7]

Portfolio turnover rate	7%	45%	44%	33%	60%	6%

Supplemental data:
Loan Outstanding, End of Period (000s)	$17,800	$43,300	$25,300	$25,300	—	—
Asset Coverage Ratio for Loan Outstanding[10]	682%	367%	546%	710%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$6,821	$3,669	$5,464	$7,101	—	—
Weighted Average Loan (000s)	$29,784	$38,689	$25,300	$16,575 [11]	—	—
Weighted Average Interest Rate on Loan	1.88%	1.38%	1.00%	0.88%[11]	—	—

See Notes to Financial Statements.

16	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2017 (unaudited).

[3]	For the period December 20, 2012 (commencement of operations) to April 30, 2013.

[4]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The investment manager has agreed to reimburse all organizational expenses .

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Debt Fund Inc. (the “Fund”) was incorporated in Maryland on July 23, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets, which are the net assets of the Fund plus the principal amount of any borrowings, in below-investment-grade debt securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on or before December 31, 2020. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market

18	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$14,234,079	$0	*	$14,234,079
Health care	—	12,210,550	1,478,700		13,689,250
Materials	—	6,756,519	0	*	6,756,519
Other corporate bonds & notes	—	56,497,510	—		56,497,510
Asset-backed securities	—	—	72,266		72,266
Senior loans:
Consumer discretionary	—	2,139,892	1,052,962		3,192,854
Consumer staples	—	1,613,813	952,500		2,566,313
Industrials	—	2,148,313	1,462,650		3,610,963
Materials	—	442,620	14,580		457,200
Other senior loans	—	5,913,920	—		5,913,920
Common stocks:
Energy	—	1,515,550	1,419,978		2,935,528
Convertible preferred stocks	—	2,953,835	—		2,953,835
Preferred stocks	$1,961,730	—	—		1,961,730
Warrants	—	—	29,087		29,087
Total long-term investments	1,961,730	106,426,601	6,482,723		114,871,054
Short-term investments†	5,426,738	—	—		5,426,738
Total investments	$7,388,468	$106,426,601	$6,482,723		$120,297,792

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

20	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Energy		Health Care	Industrials	Materials		Asset Backed Securities
Balance as of April 30, 2017	$444,500		—	$1,011,417	$0	*	$88,050
Accrued premiums/discounts	—		$2,567	3,402	—		—
Realized gain (loss)[1]	(1,946,275)		—	—	—		—
Change in unrealized appreciation (depreciation)[2]	2,095,500		25,028	(1,419)	—		(363)
Purchases	—		1,451,105	—	—		—
Sales	(593,725)		—	(1,013,400)	—		(15,421)
Transfers into Level 3[3]	—		—	—	—		—
Transfers out of Level 3	—		—	—	—		—
Balance as of October 31, 2017	$0	*	$1,478,700	—	$0	*	$72,266
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	—		$25,028	—	—		$(363)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Industrials	Materials	Utilities
Balance as of April 30, 2017	$3,362,600	$2,444,025	$2,117,218	$1,883,000	$3,958,800	$29,160	$985,974
Accrued premiums/discounts	2,113	4,927	33,308	8,933	15,961	636	2,336
Realized gain (loss)[1]	7,745	—	5,234	127,866	2,659	—	—
Change in unrealized appreciation (depreciation)[2]	(90,066)	117,361	(608,257)	(153,132)	(291,457)	(15,216)	(20,594)
Purchases	—	—	12,261	—	—	—	—
Sales	(950,000)	—	(319,956)	(1,866,667)	(75,000)	—	—
Transfers into Level 3[3]	860,462	—	—	—	—	—	—
Transfers out of Level 3	(2,139,892)	(1,613,813)	(1,239,808)	—	(2,148,313)	—	(967,716)
Balance as of October 31, 2017	$1,052,962	$952,500	—	—	$1,462,650	$14,580	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	$(70,109)	$(34,316)	—	—	$101,352	$(15,216)	—

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

	Common Stocks				Convertible Preferred Stock	Warrants	Total
Investments in Securities (cont’d)	Energy	Health Care	Materials
Balance as of April 30, 2017	$3,752,192	$382,500	$0	*	$2,493,625	—	$22,953,061
Accrued premiums/discounts	—	—	—		—	—	74,183
Realized gain (loss)[1]	—	107,098	(426,073)		—	—	(2,121,746)
Change in unrealized appreciation (depreciation)[2]	(816,664)	(106,206)	426,073		27,105	$(19,808)	567,885
Purchases	—	—	—		—	48,895	1,512,261
Sales	—	(383,392)	—		—	—	(5,217,561)
Transfers into Level 3[3]	—	—	—		—	—	860,462
Transfers out of Level 3	(1,515,550)	—	—		(2,520,730)	—	(12,145,822)
Balance as of October 31, 2017	$1,419,978	—	—		—	$29,087	$6,482,723
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	$(930,330)	—	—		—	$(19,808)	$(943,762)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses or realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 10/31/17 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$1,479	Market Approach	Yield to Maturity	5.903%-11.528%	Decrease
			Transaction Spread	3.844%	Decrease
Warrants	29	Black-Scholes Options Model	Trading Restriction Discount	20%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

22	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

(b) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In a when-issued and delayed delivery transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

24	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”) serves as an additional subadviser to the Fund, under a subadvisory agreement with Western Asset. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings. Effective December 1, 2016, LMPFA

26	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

implemented a voluntary investment management fee waiver of 0.10% that will continue until November 30, 2018.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a fee for its services at no additional expense to the Fund. Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $69,772.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,057,961
Sales	47,712,027

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$125,723,072	$6,595,612	$(12,020,892)	$(5,425,280)

4. Derivative instruments and hedging activities

During the six months ended October 31, 2017, the Fund did not invest in any derivative instruments.

5. Tender offer

On May 15, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 10% of the Fund’s outstanding shares of common stock (“Shares”). The tender offer period commenced on June 5, 2017 and expired on July 5, 2017. The tender offer was conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expired. On July 10, 2017, the Fund announced the final

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

results of the tender offer. All Shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 9,223 Shares of common stock valued at $7,016,028, which represented approximately 6.3% of the Fund’s then outstanding Shares. Shares that were not tendered remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $60,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended October 31, 2017 was $282,260. For the six months ended October 31, 2017, the Fund had an average daily loan balance outstanding of $29,783,696 and the weighted average interest rate was 1.88%. At October 31, 2017, the Fund had $17,800,000 of borrowings outstanding.

7. Distribution subsequent to October 31, 2017

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/22/17	12/29/17	$17.95

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount/ Warrants	Acquisition Date	Cost	Value at 10/31/2017		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	3,200	2/17	$32,000	$37,200		$11.63	0.04%
BioScrip Inc., Second Lien Notes, 10.500%, due 6/30/22	$1,363,637	6/17	1,317,309	1,344,273	(a)	98.58	1.30
BioScrip Inc., Second Lien Delayed Draw Notes, 10.500%, due 8/15/20	$136,364	6/17	136,364	134,427	(a)	98.58	0.13
BioScrip Inc., Warrants	1	6/17	48,895	29,087	(a)	29,087.00	0.02
Total			$1,534,568	$1,544,987			1.49%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

28	Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report

9. Deferred capital losses

As of April 30, 2017, the Fund had deferred capital losses of $33,525,591, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Middle Market Debt Fund Inc. 2017 Semi-Annual Report	29

Additional information (unaudited)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended April 30, 2017 and April 30, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended April 30, 2017 and April 30, 2016 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending April 30, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended April 30, 2017 and April 30, 2016, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

30	Western Asset Middle Market Debt Fund Inc.

Western Asset

Middle Market Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX016045 12/17 SR17-3208

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2017